Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Long, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Houston American Energy Corp. on Form 10-K/A for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K/A”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Houston American Energy Corp.

By:	/s/ Peter Longo
Name:	Peter Longo
Title:	Chief Executive Officer and
Chief Financial Officer
Dated:	April 30, 2025